UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/06/2009

RASER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32661

DELAWARE	87-0638510
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5152 North Edgewood Drive, Suite 375
Provo, Utah 84604
(Address of principal executive offices, including zip code)

(801) 765-1200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On August 6, 2009, we issued a press release announcing our results for the three months ended June 30, 2009. The press release is furnished herewith as Exhibit 99.1.

We will hold a telephone conference to discuss our second quarter 2009 results on Thursday, August 6, 2009 at 5:00 p.m. ET.

Call-in number for U.S. participants:

(877) 407-9039
Call-in number for international participants:
(201) 689-8470
The conference call will be available via webcast and can be accessed at http://www.talkpoint.com/viewer/starthere.asp?Pres=127460 or www.rasertech.com.

The conference call will be available for replay beginning August 6, 2009 and ending August 13, 2009.

Call-in numbers for the replay:

Within the U.S.:
(877) 660-6853
International:
(201) 612-7415
Access code for replay:
3055

Conference Identification Number:

330080
Information with respect to the conference call, together with a copy of the press release furnished herewith as Exhibit 99.1, is available on our website at http://www. rasertech.com.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits
Exhibit No.        Description
99.1        Press release dated August 6, 2009 regarding second quarter 2009 earnings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RASER TECHNOLOGIES, INC.

Date: August 06, 2009	By:	/s/ Martin F. Petersen
Martin F. Petersen
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1